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                                                                   Exhibit 99(a)
                                                                   -------------

                                AMENDMENT NO. 3
                                       TO
                                RIGHTS AGREEMENT


          THIS AMENDMENT NO. 3 TO RIGHTS AGREEMENT (this "Amendment No. 3") is entered into as of November 1, 2000 (the "Effective Date"), between First Coastal Corporation, a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the "Rights Agent").

          WHEREAS, the Company and the Rights Agent entered into the Rights Agreement, dated as of February 25, 1998, as amended pursuant to Amendment No. 1 to Rights Agreement, dated as of October 15, 1998, as amended pursuant to Amendment No. 2, dated as of April 7, 2000 (as amended, the "Rights Agreement");

          WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement on the terms and conditions hereinafter set forth; and

          WHEREAS, for purposes of this Amendment No. 3, capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Rights Agreement, as amended by this Amendment No. 3.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

          1.  Certain Definitions.
              -------------------

         (A) Section 1(a) of the Rights Agreement is amended by deleting the percentage amount "11%" each of the four times it appears therein and replacing it with the percentage amount "15%" in each of such four places.

         (B) Section 1(j) of the Rights Agreement is amended by deleting the percentage amount "11%" as it appears therein and replacing it with the percentage amount "15%".

          2. Benefits. Nothing in the Rights Agreement, as amended by this Amendment No. 3, shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common
Stock) any legal or equitable right, remedy or claim under the Rights Agreement,
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as amended by this Amendment No. 3; but the Rights Agreement, as amended by this
Amendment No. 3, shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights certificates (and, prior to the Distribution Date, registered holders of Common Stock).

          3. Descriptive Headings. Descriptive headings of the several Sections of this Amendment No. 3 are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          4. Governing Law. This Amendment No. 3 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State.

          5. Other Terms Unchanged. The Rights Agreement, as amended by this Amendment No. 3, shall remain and continue in full force and effect and is in all respects agreed to, ratified and confirmed hereby. Any reference to the Rights Agreement after the Effective Date shall be deemed to be a reference to the Rights Agreement, as amended by this Amendment No. 3.

          6. Counterparts. This Amendment No. 3 may be executed in any number of counterparts. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Amendment No. 3 to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

                                 *  *  *  *  *

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
3 to be duly executed and attested, all as of the Effective Date.

Attest:                    FIRST COASTAL CORPORATION



By: /s/Dennis D. Byrd      By:   /s/Gregory T. Caswell
    -----------------            ---------------------
Name:  Dennis D. Byrd      Name:  Gregory T. Caswell
                           Title: President and Chief Executive Officer



Attest:                    CHASEMELLON SHAREHOLDER
                           SERVICES, L.L.C.


By: /s/Joan B. Hayes      By:  /s/Kimberly A. Crowell
    ----------------           ----------------------
Name:  Joan B. Hayes      Name:  Kimberly A. Crowell
                          Title: Assistant Vice President

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